QUARTERLY REPORT
June 30, 2007

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President

July 26, 2007

Dear Fellow Shareholders:

As reviewed in the attached letter from Rick and Glenn, the FMI Focus Fund experienced a very solid return of 8.98% in the second quarter, and 13.16% for the first six months of 2007.

As you know from our past letters, Rick and his team focus primarily upon long-term investment results, and as detailed in the attached graph, we are extremely pleased with our long-term numbers.  Recently, the Lipper Equity Fund Performance Analysis Service acknowledged the Fund’s excellent long-term results by recognizing the FMI Focus Fund as the number one performing Fund among mid-cap core funds for the ten years ending June 30, 2007.*

Additionally, as we have noted in past letters, we find ourselves today in a market where valuations are lofty by historic standards.  It is more difficult at this juncture to find companies that meet the value criteria we have employed in the FMI Focus Fund over the last several years.  As such, we currently have a little bit higher cash levels of around 12.0%, and it is taking longer to find attractive securities for the prudent investment of your assets.  We have particular concerns with regard to the leveraged buyout portion of the market, and also hedge funds, wherein there is little transparency and increasingly troubling disclosures – most recently the precipitous decline of two of Bear Stearns’ hedge funds, bringing about a loss of virtually all of the $1.6 billion of investors’ equity.

Given the lack of transparency in these entities and the amount of leverage employed, we feel there will be more such “train wrecks” in the months ahead, which we also envision leading to some very attractive buying opportunities in selected equities.  As always, we will employ your capital alongside our own in our Fund in a prudent and risk-sensitive fashion.

We view the portfolio as well-positioned for this current market environment, and believe that our emphasis on long-term results will provide all of us with satisfactory long-term investment returns.  As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Focus Fund.

Sincerely,
Ted D. Kellner, CFA
President

*
As of June 30, 2007 the FMI Focus Fund ranked 1 out of 71 funds over 10 years.  For the 1- and 5-year periods, the Fund ranked 86 out of 329 funds and 168 out of 220 funds, respectively, within Lipper’s Mid Cap Core universe.  Lipper, a Reuters Company, is a provider of independent objective ranking and content for the investment community. For more information on Lipper, including their methodology, please visit www.lipperweb.com or call 877-955-4773.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager

July 19, 2007
Dear Fellow Shareholders:

The FMI Focus Fund returned a strong 8.98% in the second quarter of 2007.  Merger and acquisition activity continue to drive equity markets.  We had two company buyouts during the quarter, eCollege and Guitar Center, while aQuantive enjoyed substantial appreciation in anticipation of the ultimate Microsoft acquisition.  This activity comes on the heels of the Laidlaw leverage buyout last quarter and Digitas and Biomet buyouts two quarters ago.

As we opined in last quarter’s shareholder letter, we harbor deep concerns about the volume of merger and acquisition activity.  Indeed, as active as it has been over the past year, an ever increasing amount of capital is being raised.  By our rough approximation, assuming each dollar of equity raised gets leveraged between three and four times, buying power is probably several trillion dollars now.  So much money is flowing into private equity that strategic corporate buyers are being outbid by financial buyers.

The buyout game is extending into riskier business models like commodities and technology.  These types of companies don’t readily lend themselves to leveraged buyouts because their cash flows tend to be cyclical and potentially volatile.  In the “old days,” leveraged buyouts generally took place in companies with steady cash flows and businesses.  These generally transacted in the four to six times cash flow valuation levels.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 6/30/07 AS COMPARED TO THE
RUSSELL 2000 AND THE RUSSELL 2000 GROWTH

FMI Focus Fund
$75,843

Russell 2000(1)
$27,148

Russell 2000 Growth(2)
$17,930

Results From Fund Inception (12/16/96) Through 6/30/07
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 6/30/07 From
	Last 3 Months	Year Ended 6/30/07	Years Ended 6/30/07	Years Ended 6/30/07	Fund Inception 12/16/96
FMI Focus Fund	8.98%	22.82%	12.53%	19.56%	21.20%
Russell 2000	4.42%	16.43%	13.88%	9.06%	9.94%
Russell 2000 Growth	6.69%	16.83%	13.08%	5.28%	5.70%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Today, private equity players often pay double-digit multiples, often for less “steady eddy” type companies.  There is not a great deal of margin for error in these deals.  As usual, Wall Street is taking this activity to an extreme.  Significant amounts of debt are being piled onto these companies and there is no doubt in our minds that this private equity run will end badly.  This is the current dilemma for equity investors.

We have clearly been direct beneficiaries of all of the buyout activity, but in its wake, equities have been driven to high levels in expectation of further activity.  As we have observed in previous letters, we believe we are likely in the latter stages of this particular economic cycle.

Consumer balance sheets are stretched while higher energy prices, higher mortgage rates and lower home prices are eating away at the edges.  Historically, the stock market has been a discounting mechanism, anticipating the future, not reflecting the past.  One might have thought the slowing economy and core corporate earnings would have tempered the enthusiasm for equities, and in particular, equity valuations.  Yet, the buyout craze has done just the opposite.  Furthermore, every time a company gets bought out, that money needs to get reinvested and the number of candidates is shrinking.  On and on it goes, but the amount of debt supporting this game is putting a lot of weight on the equity legs supporting this market.

Most investors don’t want to lower exposure to stocks for fear of missing the next deal.  Does this sound like a game of musical chairs?  Our strategy continues to focus on finding good value, which is indeed becoming increasingly difficult.  Our private market valuation discipline will hopefully keep us out of trouble when the private equity bubble bursts.  In spite of our concerns outlined above, we are finding some attractive companies in which to invest.  Towards that end, in the section that follows some of our team members highlight their favorite firms.

Hanover Compressor Co. (HC) – Glenn Primack

We recently added to our Hanover Compressor position.  Hanover offers a total outsourced solution for customers focused on drilling and producing gas and associated gas reservoirs.  Recently, the company merged with the number two player, Universal Compression.  We like this deal because there are revenue synergies as well as cost savings.

The combined company will gradually transfer its U.S. assets into a master limited partnership (MLP) which is a stable yield investment with an opportunity to participate in business upside.  This makes sense to us because the majority of natural gas in the United States comes from mature reservoirs with well-defined gas gathering infrastructures.  The real growth will come from Latin America and the Eastern Hemisphere where natural gas is becoming a valued fuel for commercial power generation and industrial heating.  The upstream production infrastructure is largely undeveloped.  Furthermore, Belleli, a division of Hanover, makes heavy well reactors for refineries and water desalination plants in the Middle Eastern desert.

There is integration risk as well as commodity price risk for the stock.  However, we feel comfortable with Hanover’s operating management running the company.  “Many thanks,” to John Jackson, Lee Beckelman, Steven York, and the entire Hanover team for doing such a fine job of turning around this business.

Liz Claiborne, Inc. (LIZ) – Faraz Farzam, CFA

Another position we’re excited about and have recently added to is Liz Claiborne. Around 10 years ago, Paul Charron, came on board to engineer one of the most talked about turnarounds in the apparel industry.  This icon of American Fashion had grown quite rapidly in the 80s, creating fashionable, yet effortless clothes for professional women.  However, like all high flying growth companies, it eventually hit a wall and matured along with their traditional department store partners.  Charron took the helm of the troubled brand and harnessed the ample cash flow of the business to embark on a three pronged strategy to create shareholder value.  First, acquire smaller more relevant brands to spur growth within the department store channel.  Second, diversify away from the department store channel by acquiring and investing in Liz’s own direct retail stores. Third, return cash to shareholders by buying back stock.

Although Liz Claiborne’s acquisition strategy did unearth some jewels, such as Juicy Couture, and Lucky Brand Jeans, there were also many acquisitions that were nothing short of duds.  This buying spree eventually hit a wall again as the company was saddled with a portfolio of small insignificant labels that weighed down the growth potential of their power brands. Furthermore, early in the first quarter of 2007, Liz’s brand new CEO, Jim McComb dropped a bombshell on investors signaling a significant earnings shortfall. After years of trying to diversify away from the stale, slow growth, and inefficient department stores, investors realized that underneath all the acquisitions the department store boogeyman still lurked beneath the bed.  For years, the traditional department stores have been losing market share to the likes of mall based specialty retailers as well as new and reinvigorated players such as Kohl’s and J.C. Penny.  Of course, the department stores would usually use their supply partners as whipping boys and demand what’s known in the industry as “markdown money,” essentially making their suppliers share the pain of their inability to execute with their customers.  It all finally came to a head when Liz Claiborne’s new CEO decided that enough was enough.

This brings us to the silver lining; the new opportunity for Liz under the leadership of Jim McComb.  Mr. McComb is a veteran consumer packaged goods executive from Johnson & Johnson, who spearheaded the turnaround of Tylenol.  On July 11, at their analyst day, Mr. McComb unveiled a compelling and ambitious turnaround strategy. First, the company will place a large part of its acquired portfolio, almost $800 million of revenue, up for sale. These divestitures will allow the company to embark on a nearly $200 million dollar cost cutting initiative to drive significant expansion in their profit margins over the next three years.  Finally, as a much more streamlined and focused organization, the company will be able to drive overall growth much more effectively through its four “Power Brands”: Juicy Couture, Lucky Brand Jeans, Mexx, and Kate Spade. The crown jewels of their past acquisition strategy, these brands have excellent multi-year growth and profit expansion prospects. Although we are excited about this opportunity and have been modestly adding to this position, we realize that the targets are quite ambitious.  As execution by management will be integral to this unfolding story, we will be monitoring progress very closely.

Charles River Laboratories International, Inc. (CRL) – Aaron Garcia, CFA

We have a history with Charles River and its management.  We owned the stock several years ago and it was a successful investment, but we sold our position when the company acquired Inveresk for a rich premium.  Ironically enough, we owned Inveresk, as well, and were happy to sit on the sidelines as Charles River digested its expensive purchase.  In 2006, management completed the majority of Inveresk’s integration, but ran into some hurdles in its core business, Research Models.  We began building a position at that time.  Currently, we believe management has addressed many of its challenges and is poised to aggressively grow revenue and earnings.

We believe management can potentially shepherd this company into the next stage of its evolution.  Charles River is no longer the small capitalization stock that we once invested in.  Management is aggressively expanding its preclinical facilities in response from strong demand from its pharmaceutical clients.  These facilities will better address the needs of CRL’s clients and also should operate more efficiently than its older, legacy laboratories.

Chief Executive Jim Foster has ample experience in increasing asset efficiency and margin, as he once lead his company through a management buyout.  We believe he will be able to grow margins by several hundred basis points in the Preclinical Services division.  Further, the Research Models & Services business has stabilized, and growth should accelerate through an exciting pipeline of new products and services.  We think Charles River could become a $5-6 billion mid-cap company in a few years and are excited about its potential.  However, we would highlight that these expansions and growth initiatives can take time, and the stock has performed well year-to-date.  We would view any short-term pullback on a disappointing quarter as a better entry point for this investment.

We hope the above analyst write-ups offer you some additional insight into our team.  We believe we have established a strong line-up that works hard to unearth companies that fit our investment philosophy.  As opportunities present themselves for team members to discuss companies they follow, we will give you access to them through our quarterly commentaries.  In closing, we offer our gratitude to you, our fellow shareholders.

Best regards,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2007 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 88.0% (a)
COMMON STOCKS — 84.7% (a)
COMMERCIAL SERVICES SECTOR — 4.0%
	Advertising/Marketing Services — 2.4%
800,000	ValueClick, Inc.	$23,568,000
	Personnel Services — 1.6%
166,700	Manpower Inc.	15,376,408
CONSUMER NON-DURABLES SECTOR — 2.0%
	Apparel/Footwear — 0.8%
221,700	Liz Claiborne, Inc.	8,269,410
	Consumer Sundries — 1.2%
868,000	Central Garden & Pet Co.	10,641,680
95,200	Central Garden & Pet Co.
	Cl A Non-Voting	1,116,696
		11,758,376
DISTRIBUTION SERVICES SECTOR — 8.6%
	Electronics Distributors — 2.9%
536,200	Arrow Electronics, Inc.	20,606,166
382,400	Ingram Micro Inc.	8,301,904
		28,908,070
	Wholesale Distributors — 5.7%
526,900	Beacon Roofing Supply, Inc.	8,952,031
340,900	Grainger (W.W.), Inc.	31,720,745
584,200	Interline Brands, Inc.	15,235,936
		55,908,712
ELECTRONIC TECHNOLOGY SECTOR — 5.9%
	Computer Communications — 1.1%
444,300	Juniper Networks, Inc.	11,183,031
	Electronic Production Equipment — 2.0%
428,400	Asyst Technologies, Inc.	3,097,332
826,400	Entegris Inc.	9,817,632
230,500	MKS Instruments, Inc.	6,384,850
		19,299,814
	Semiconductors — 2.2%
173,900	Actel Corp.	2,418,949
828,100	Altera Corp.	18,325,853
94,900	Exar Corp.	1,271,660
		22,016,462
	Telecommunications Equipment — 0.6%
986,500	AudioCodes Ltd.	5,544,130
ENERGY MINERALS SECTOR — 1.2%
	Oil & Gas Production — 1.2%
190,000	Noble Energy, Inc.	11,854,100
FINANCE SECTOR — 12.1%
	Finance/Rental/Leasing — 5.5%
256,700	Advance America Cash
	Advance Centers Inc.	4,553,858
295,900	Assured Guaranty Ltd.	8,746,804
903,100	RAM Holdings Ltd.	14,223,825
1,008,600	Rent-A-Center, Inc.	26,455,578
		53,980,065
	Insurance Brokers/Services — 1.2%
429,900	Arthur J. Gallagher & Co.	11,985,612
	Multi-Line Insurance — 1.4%
173,600	PartnerRe Ltd.	13,454,000
	Regional Banks — 1.9%
440,725	Associated Banc-Corp	14,411,708
64,700	Greater Bay Bancorp	1,801,248
96,600	Midwest Banc Holdings, Inc.	1,400,700
117,900	Nexity Financial Corp.	1,212,012
		18,825,668
	Specialty Insurance — 2.1%
370,500	MGIC Investment Corp.	21,066,630
HEALTH SERVICES SECTOR — 0.9%
	Health Industry Services — 0.9%
233,300	Pharmaceutical Product
	Development, Inc.	8,928,391
HEALTH TECHNOLOGY SECTOR — 5.3%
	Biotechnology — 1.7%
317,500	Charles River Laboratories
	International, Inc.	16,389,350
	Medical Specialties — 3.6%
302,300	Beckman Coulter, Inc.	19,552,764
371,000	PerkinElmer, Inc.	9,668,260
276,500	Wright Medical Group, Inc.	6,669,180
		35,890,204
INDUSTRIAL SERVICES SECTOR — 9.7%
	Contract Drilling — 1.9%
195,000	Pride International, Inc.	7,304,700
286,100	Rowan Companies, Inc.	11,724,378
		19,029,078

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2007 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 88.0% (a) (Continued)
COMMON STOCKS — 84.7% (a) (Continued)
INDUSTRIAL SERVICES SECTOR — 9.7% (Continued)
	Environmental Services — 2.9%
912,282	Casella Waste Systems, Inc.	$9,834,400
598,200	Republic Services, Inc.	18,328,848
		28,163,248
	Oilfield Services/Equipment — 4.9%
911,000	Dresser-Rand Group, Inc.	35,984,500
523,452	Hanover Compressor Co.	12,484,330
		48,468,830
PROCESS INDUSTRIES SECTOR — 15.9%
	Chemicals: Major Diversified — 2.8%
715,800	Celanese Corp.	27,758,724
	Chemicals: Specialty — 6.2%
261,200	Airgas, Inc.	12,511,480
349,400	Cambrex Corp.	4,636,538
278,600	Cytec Industries Inc.	17,766,322
415,400	Rockwood Holdings Inc.	15,182,870
259,800	Sigma-Aldrich Corp.	11,085,666
		61,182,876
	Containers/Packaging — 5.0%
644,600	Bemis Company, Inc.	21,387,828
685,900	Packaging Corp of America	17,360,129
728,600	Smurfit-Stone Container Corp.	9,697,666
		48,445,623
	Industrial Specialties — 1.9%
401,900	Ferro Corp.	10,019,367
314,300	Polypore International, Inc.	5,522,251
80,000	Rogers Corp.	2,960,000
		18,501,618
PRODUCER MANUFACTURING SECTOR — 6.7%
	Electrical Products — 2.0%
723,800	Molex Inc. Cl A	19,216,890
	Industrial Machinery — 3.6%
140,000	Kadant Inc.	4,368,000
374,100	Kennametal Inc.	30,687,423
		35,055,423
	Miscellaneous Manufacturing — 1.1%
302,800	Brady Corp.	11,245,992
	Trucks/Construction/Farm Machinery — 0.0%
19,800	Federal Signal Corp.	314,028
RETAIL TRADE SECTOR — 4.6%
	Apparel/Footwear Retail — 0.6%
150,000	Jos. A. Bank Clothiers, Inc.	6,220,500
	Discount Stores — 2.8%
805,400	Family Dollar Stores, Inc.	27,641,328
	Specialty Stores — 1.2%
53,000	Guitar Center, Inc.	3,169,930
262,800	PetSmart, Inc.	8,527,860
		11,697,790
TECHNOLOGY SERVICES SECTOR — 6.8%
	Data Processing Services — 1.0%
319,000	Hewitt Associates, Inc.	10,208,000
	Information Technology Services — 2.8%
1,125,000	CIBER, Inc.	9,202,500
526,500	JDA Software Group, Inc.	10,335,195
1,021,500	Sapient Corp.	7,896,195
		27,433,890
	Internet Software/Services — 1.0%
415,300	eCollege.com	9,240,425
	Packaged Software — 2.0%
908,100	Parametric Technology Corp.	19,624,041
TRANSPORTATION SECTOR — 1.0%
	Trucking — 1.0%
470,400	Werner Enterprises, Inc.	9,478,560
	Total common stocks	833,133,297
MUTUAL FUNDS — 3.3% (a)
454,900	iShares S&P SmallCap
	600 Index Fund	32,343,390
	Total long-term investments	865,476,687

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2007 (Unaudited)

Principal
Amount		Value (b)
SHORT-TERM INVESTMENTS — 12.5% (a)
	Commercial Paper — 8.9%
$15,000,000	Toyota Motor Credit Corp.,
	5.14%, due 7/02/07	$14,997,858
23,000,000	Citigroup Funding Inc.,
	5.20%, due 7/03/07	22,993,356
32,000,000	Rabobank USA Financial Corp.,
	5.20%, due 7/05/07	31,981,511
18,000,000	American Express Credit Corp.,
	5.19%, due 7/06/07	17,987,025
	Total commercial paper	87,959,750
	Variable Rate Demand Note — 3.6%
35,024,179	U.S. Bank, N.A., 5.07%	35,024,179
	Total short-term investments	122,983,929
	Total investments	988,460,616
	Liabilities, less cash and
	receivables — (0.5%) (a)	(4,937,090)
	Net Assets	$983,523,526
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($983,523,526 ÷ 26,917,241
	shares outstanding)	$36.54

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which were not traded on the valuation date are valued at the most recent ask price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

IRA Investors . .
The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 9, 2007.  For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.  If you have any questions about the total amount due, please call Shareholder Services at 1-800-811-5311.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.